POWERSHARES EXCHANGE-TRADED FUND TRUST II
(the "Trust")

SUPPLEMENT DATED MAY 11, 2009 TO THE PROSPECTUS DATED FEBRUARY 27, 2009 OF:

PowerShares 1-30 Laddered Treasury Portfolio

PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio

PowerShares Autonomic Balanced NFA Global Asset Portfolio

PowerShares Autonomic Growth NFA Global Asset Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares High Yield Corporate Bond Portfolio

PowerShares Insured California Municipal Bond Portfolio

PowerShares Insured National Municipal Bond Portfolio

PowerShares Insured New York Municipal Bond Portfolio

PowerShares Preferred Portfolio

PowerShares VRDO Tax-Free Weekly Portfolio

The first paragraph of the section of the PowerShares VRDO Tax-Free Weekly Portfolio's prospectus titled "Index Methodology" is hereby removed and replaced with the following:

The Underlying Index includes a pool of tax-exempt VRDOs issued by municipalities in the United States on which the yield is reset on a weekly basis. Qualifying securities must: (a) have a minimum amount outstanding of $10 million; (b) reset interest rates on a weekly basis; (c) have a monthly coupon payment; and (d) be either insured or supported by a letter of credit ("LOC") from a high quality bank, as determined by the Index Provider (credit rating of the bank issuing the LOC must be AA or better), and must be rated by at least one credit agency. AMT issues related to non-corporate shareholders, taxable issues and derivatives are excluded from the Underlying Index.

Please Retain This Supplement For Future Reference

P-PS-STK-9